SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          April 22, 2002
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                              Silgan Holdings Inc.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117                06-1269834
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 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code     (203) 975-7110
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                                        N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events.

     On April 22, 2002, the registrant announced that it intended to refinance its existing U.S. senior secured credit facility with the proceeds from a new underwritten $800 million U.S. senior secured credit facility and from an add-on issuance of $200 million principal amount of its 9% Senior Subordinated Debentures due 2009 in a private placement. For additional information concerning this announcement, refer to Exhibit 99.1 attached to this Current Report on Form 8-K.

     On April 29, 2002, the registrant completed the add-on issuance of $200 million principal amount of its 9% Senior Subordinated Debentures due 2009 in a private placement.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit No.                          Description
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       99.1      Press Release dated April 22, 2002 regarding the refinancing of the registrant's U.S. senior secured credit facility.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SILGAN HOLDINGS INC.


                                            By:/s/ Frank W. Hogan, III
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                                               Frank W. Hogan, III
                                               Vice President, General Counsel
                                               and Secretary
     Date:  May 8, 2002

                            INDEX TO EXHIBITS



      Exhibit No.                     Description
      -----------                     -----------
        99.1 Press Release dated April 22, 2002 regarding the refinancing of the registrant's U.S. senior secured credit facility.